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                                                                  Exhibit 10.1.1


                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3

                            Dated as of July 19, 2004

            THIS AMENDMENT NO. 3 (the "Amendment") is entered into as of July 19, 2004 by and among Collegiate Funding Services Resources I, LLC, a Delaware limited liability company ("Issuer"), CRC Funding, LLC and CAFCO, LLC (the "Conduit Lenders"), the financial institutions from time to time party to the Indenture referred to below (each, a "Committed Lender" and together with the Conduit Lenders, the "Lenders"), Citicorp North America, Inc. ("CNAI"), as agent for Lenders (in such capacity, and together with any successor thereto in such capacity, the "Agent"), U.S. Bank National Association, as indenture trustee (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee"), Collegiate Funding Portfolio Administration, L.L.C., as administrator (in such capacity, the "Administrator") and Collegiate Funding Master Servicing, L.L.C., as master servicer (in such capacity, the "Master Servicer"). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.

                             PRELIMINARY STATEMENTS

            A. The Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee are parties to that certain Indenture dated as of July 23, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture").

            B. The Issuer has requested that the Lenders and the Agent amend the Indenture and the Lenders and the Agent have agreed to amend the Indenture on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Indenture. Effective as of the "Amendment Effective Date" (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

            1.1 Section 1.02(a) of the Indenture is hereby amended by deleting the last sentence thereof and substituting the following therefor:

            "Issuer shall request no more than three Borrowings per week; provided, however, that in order for Issuer to request three Borrowings in any week, Issuer must provide the Agent and the Indenture Trustee with written notice of the requested amounts
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      and dates of all three such Borrowings on or before the Friday of the preceding week (or if such day is not a Business Day, the immediately preceding Business Day). Nothing in the foregoing sentence shall limit Issuer's obligation to deliver a Borrowing Notice not less than two Business Days prior to any requested Borrowing hereunder."

            1.2 Section 6.01(h) of the Indenture is hereby amended by deleting the reference to "material misstatement" in the second sentence thereof and substituting the following therefor:

            "untrue statement of material fact or omitted any material fact necessary in order to prevent the statements contained therein in light of the circumstances under which such statements were or are made from being misleading in any material respect."

            1.3 Section 10.01 of the Indenture is hereby amended to add the following new clause (h) at the end thereof:

            "(h) Notwithstanding any other provision of this Section 10.01, any Lender may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of interest and repayment of Advances) under this Agreement to secure obligations of such Lender to a Federal Reserve Bank, without notice to or consent of the Issuer or the Agent; provided, that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto."

            1.4 Section 11.01(a) of the Indenture is hereby amended by inserting after the word "Lenders" in the fourth line thereof the following parenthetical:

            "(including, in the case of each Conduit Lender, the members of such Conduit Lender)"

            1.5 Section 11.01(a) of the Indenture is hereby further amended by inserting in the seventh line thereof "advisors, representatives" between the words "employees" and "and agents."

            1.6 Section 12.12(k) of the Indenture is hereby amended by deleting the reference to "material misstatement" in the second sentence and substituting the following therefor:

            "untrue statement of material fact or omitted any material fact necessary in order to prevent the statements contained therein in light of the circumstances under which such statements were or are made from being misleading in any material respect."

            1.7 Section 13.13 of the Indenture is hereby amended by deleting in its entirety clause (e) thereof and substituting the following therefor:

            "(e) Notwithstanding the foregoing, the Issuer Information may be disclosed by any Secured Party (i) to permitted assignees and participants and potential assignees and

                                      -2-
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      participants in the Facility to the extent such disclosure is made pursuant to a written agreement of confidentiality similar to this Section 13.13, (ii) to the Rating Agencies, (iii) to any actual or potential subordinated investor in any Conduit Lender or liquidity provider if such investor or liquidity provider, as the case may be, has signed a confidentiality agreement substantially on the terms of this Section 13.13, (iv) to dealers and investors in respect of promissory notes of any Conduit Lender and credit enhancers in accordance with the customary practices of such Conduit Lender for disclosures to dealers, investors or credit enhancers, as the case may be, it being understood that any such disclosure to dealers or investors will not identify the Issuer or any of its affiliates by name and (v) to any other person or entity with the Issuer's prior written consent."

            1.8 The definition of "Commitment" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            "`Commitment' means the obligation of a Committed Lender to make Advances pursuant to the Agreement in an amount not to exceed, in aggregate, the amount set forth opposite such Committed Lender's name on the signature pages to Amendment No. 3, dated as of July 19, 2004, to the Agreement, as such amount may be modified from time to time in accordance with the terms of the Agreement."

            1.9 The definition of "Facility Termination Date" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            " `Facility Termination Date' means the earliest to occur of (a) with respect to the Committed Lenders' Commitments hereunder, July 18, 2005 unless such date is extended pursuant to Section 1.07, (b) with respect to the Conduit Lenders, the earlier of (i) the Maturity Date unless such date is extended with the consent of the parties hereto and
      (ii) the termination of the commitment of any Program Support Provider to the related Conduit Lender with respect to this Agreement (unless such Program Support Provider is replaced in accordance with the terms and conditions of the related Program Support Agreement or, assuming that such Program Support Provider is also a Committed Lender, the Program Limit is reduced in accordance with Section 1.07(b)), and (c) the date determined pursuant to Section 8.02."

            1.10 The definition of "Premium Letter of Credit Expiration Date" contained in Appendix A to the Indenture is hereby amended by deleting the reference to "July 21, 2004" therein and substituting therefor "July 18, 2005."

            1.11 The definition of "Program Limit" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            "`Program Limit' means $500,000,000."

            1.12 The definition of "Pro Rata Share" contained in Appendix A to the Indenture is hereby amended by deleting in its entirety clause (b) thereof and substituting therefor the following therefor:


                                      -3-
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            "(b) with respect to a Conduit Lender, the Pro Rata Share identified opposite such Conduit Lender's name on the signature pages to Amendment
      No. 3, dated as of July 19, 2004, to the Agreement"

            SECTION 2. Effective Date. This Amendment shall become effective, as of the date first above written (the "Amendment Effective Date"), upon receipt by the Agent of (i) a copy of this Amendment duly executed by each of the Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee and (ii) each of the documents listed on Appendix A attached hereto and made a part hereof.

            SECTION 3. Covenants, Representations and Warranties of the Issuer and the Master Servicer.

            3.1 Upon the effectiveness of this Amendment, the Issuer, the Administrator and the Master Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

            3.2 As of the Amendment Effective Date, each of the Issuer, the Administrator and the Master Servicer represents and warrants to the Lenders and the Agent that:

            (a) the representations and warranties made by it in the Indenture are true and correct with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

            (b) after giving effect to the amendments and waivers contained herein, no Unmatured Event of Termination or Event of Termination exists or will result from the execution of this Amendment;

            (c) no event or circumstance has occurred since July 23, 2003 that has resulted, or could reasonably be expected to result in a Material Adverse Change;

            (d) each of the Indenture and this Amendment has been duly authorized by proper proceedings of the Issuer, the Administrator and the Master Servicer and constitutes the legal, valid and binding obligation of the Issuer, the Administrator and the Master Servicer enforceable against the Issuer, the Administrator and the Master Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies; and

            (e) this Amendment does not affect the enforceability of the Indenture against the Issuer, the Administrator or the Master Servicer, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.


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            SECTION 4. Effect on the Indenture.

            4.1 On and after the Amendment Effective Date, each reference in the Indenture to "this Indenture", "this Agreement", "hereunder", "hereof", "herein" or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended hereby. The Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

            4.3 Each party hereto agrees and acknowledges that this Amendment constitutes a "Transaction Document" under and as defined in the Indenture.

            4.4 Each of the Lenders, by their signatures below, authorize and direct the Indenture Trustee to execute and deliver this document.

            4.5 The Issuer, by its signature below, authorizes and directs the Eligible Lender Trustee to execute and deliver this document.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

            SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee, the Eligible Lender Trustee and their respective successors and assigns.


                                      -5-
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            SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 9. Agent's Expenses. The Issuer agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

            SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

            SECTION 11. No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Issuer, the Administrator and the Master Servicer that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Issuer, the Administrator or the Master Servicer. The Agent's and the Lenders' rights to require strict performance with all of the terms and conditions of the Indenture and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                    COLLEGIATE FUNDING SERVICES
                                    RESOURCES I, LLC, as Issuer


                                    By:   /s/ Kevin Landgraver
                                        ----------------------------
                                    Name:   Kevin Langraver
                                    Title:  Treasurer


                                Signature Page to
                                 Amendment No. 3
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                                    CRC FUNDING, LLC, as Conduit Lender
                                    By: CITICORP NORTH AMERICA, INC., as
                                    its attorney-in-fact



                                    By:   /s/ Roger W. Saylor
                                        ----------------------------
                                    Name:   Roger W. Saylor
                                    Title:   Director & Vice President

                                    Pro Rata Share:  100%


Commitment:

$500,000,000                        CITIBANK, N.A.,
                                    as Committed Lender with respect to CRC
                                    Funding, LLC



                                    By:  /s/ Roger W. Saylor
                                        ----------------------------
                                    Name:   Roger W. Saylor
                                    Title:   Director & Vice President



                                Signature Page to
                                 Amendment No. 3
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                                    CAFCO, LLC, as Conduit Lender

                                    By: CITICORP NORTH AMERICA, INC.,
                                        its attorney-in-fact



                                    By:   /s/ Roger W. Saylor
                                        ----------------------------
                                    Name:   Roger W. Saylor
                                    Title:  Director & Vice President

                                    Pro Rata Share:  0%


Commitment:

$0                                  CITIBANK, N.A.,
                                    as Committed Lender with respect to
                                    CAFCO, LLC



                                    By:   /s/ Roger W. Saylor
                                        ----------------------------
                                    Name:   Roger W. Saylor
                                    Title:   Director & Vice President



                                Signature Page to
                                 Amendment No. 3
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                                    CITICORP NORTH AMERICA, INC.,
                                    as Agent



                                    By:   /s/ Roger W. Saylor
                                        ----------------------------
                                    Name:   Roger W. Saylor
                                    Title:   Director and Vice President



                                Signature Page to
                                 Amendment No. 3
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                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Eligible Lender Trustee and
                                    as Indenture Trustee



                                    By:   /s/ Daniel R. Bley
                                        ----------------------------
                                    Name:   Daniel R. Bley
                                    Title:   Vice President & Trust Officer


                                Signature Page to
                                 Amendment No. 3
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                                    COLLEGIATE FUNDING PORTFOLIO
                                    ADMINISTRATION, L.L.C., as Administrator



                                    By:   /s/ Kevin Landgraver
                                        ----------------------------
                                    Name:   Kevin Landgraver
                                    Title:   Treasurer


                                    COLLEGIATE FUNDING MASTER
                                    SERVICING, L.L.C., as Master Servicer



                                    By:   /s/ Kevin Landgraver
                                        ----------------------------
                                    Name:   Kevin Landgraver
                                    Title:   Treasurer



Acknowledged and Agreed to
as of the date first written above:

CITIBANK, N.A.,
as Letter of Credit Provider

By:   /s/ Roger W. Saylor
    ----------------------------
Name:   Roger W. Saylor
Title:   Director & Vice President



                                Signature Page to
                                 Amendment No. 3
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                                   APPENDIX A

                            LIST OF CLOSING DOCUMENTS

1. Amendment No. 3 to the Indenture (the "Agreement"), by and among Collegiate Funding Services Resources I, LLC, a Delaware limited liability company ("Issuer"), CRC Funding, LLC and CAFCO, LLC (the "Conduit Lenders"), the financial institutions from time to time party hereto (each, a "Committed Lender" and together with the Conduit Lenders, the "Lenders"), Citicorp North America, Inc. ("CNAI"), as agent for Lenders (in such capacity, and together with any successor thereto in such capacity, the "Agent"), U.S. Bank National Association, as indenture trustee hereunder (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee"), Collegiate Funding Portfolio Administration, L.L.C., as administrator (in such capacity, the "Administrator") and Collegiate Funding Master Servicing, L.L.C., as master servicer (in such capacity, the "Master Servicer").

2. BRING DOWN CERTIFICATE OF THE ISSUER, MASTER SERVICER, ADMINISTRATOR, COLLEGIATE FUNDING SERVICES, LLC, COLLEGIATE FUNDING ORIGINATIONS, LLC AND CFS SUN-TECH SERVICING, LLC WITH RESPECT TO EFFECTIVENESS OF TRANSACTION DOCUMENTS INCLUDING SERVICING AGREEMENTS, ORIGINATION AGREEMENTS, GUARANTEE AGREEMENTS, PURCHASE AND SALE AGREEMENTS, ELIGIBLE LENDER TRUST AGREEMENTS, THE DEMAND NOTE, THE RESIDUAL PAYMENTS ACCOUNT CONTROL AGREEMENT AND THE INTERCREDITOR Agreement.

3. Letter Request sent by the Issuer to Citibank, N.A. requesting the extension of that certain Amended and Restated Irrevocable Standby Letter of Credit No. 61602061.

      (Items in bold/italics to be provided by Issuer/Master Servicer)